Exhibit 10.3

ANNEX D

to

SECURITY AGREEMENT

FORM OF SECURED PARTY JOINDER

Security Agreement dated as of January 17, 2012 made by

Cambridge Heart, Inc.

and its subsidiaries party thereto from time to time, as Debtors to and in favor of

the Collateral Agent and the Secured Parties identified therein (the “Security Agreement”)

Reference is made to the Security Agreement as defined above; capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Security Agreement.

The undersigned hereby confirms that it is the holder of a 2012 Note and agrees that, effective as of the date set forth below the undersigned’s signature to this Secured Party Joinder, the undersigned shall (a) be a Secured Party under the Security Agreement, and (b) have all the rights and obligations of the Secured Parties under the Security Agreement as fully and to the same extent as if the undersigned was an original signatory thereto.

An executed copy of this Secured Party Joinder shall be delivered to the Collateral Agent, and the Collateral Agent may rely on the matters set forth herein on or after the date hereof.

IN WITNESS WHEREOF, the undersigned has caused this Secured Party Joinder to be executed in the name and on behalf of the undersigned.

Name of Secured Party:

Signature of Authorized Signatory of Secured Party:

Name of Authorized Signatory:

Title of Authorized Signatory:

Address, telephone number and facsimile number of Secured Party:

Date of Secured Party Joinder:                     , 201    .

Acknowledged and Agreed:
CAMBRIDGE HEART, INC.

By: